Investment Strategy - iShares U.S. Large Cap Premium Income Active ETF	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in large cap equity securities of U.S. issuers. Investments in derivatives are counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Fund seeks to achieve its investment objective by employing a targeted outcome strategy that is intended to optimize, in the opinion of Fund management, premium income generation and the potential for capital appreciation. The strategy consists of the following:
•	holding long positions in U.S. large cap equity securities,
•	selling (writing) call options on a U.S. large cap equity index, such as the S&P 500® Index (the “S&P 500 Index”), and
•	buying futures on a U.S. large cap equity index, such as the S&P 500 Index.
For purposes of the Fund’s 80% policy, large cap equity securities are equity securities of companies that, at the time of purchase, have a market capitalization within the range of companies included in the S&P 500 Index. As of March 31, 2026, the market capitalization range of companies included in the S&P 500 Index is $5.278 billion to $4.237 trillion. Equity securities are considered to be those of U.S. issuers where (i) the company is domiciled in the U.S., (ii) the company is listed on a U.S. stock exchange, (iii) the company’s principal operations are conducted in the U.S. or the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in the Fund’s primary U.S. benchmark.
The equity securities in which the Fund invests include common stock, preferred stock and other financial instruments that are components of, or have characteristics similar to, securities included in a U.S. large cap equity index, such as the S&P 500 Index. From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). The Fund may also purchase convertible securities.
To generate premium income, the Fund will sell (write) call options on a U.S. large cap equity index, such as the S&P 500 Index. An options contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy (in the case of a call option) a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). When the Fund writes (sells) a call option, the Fund is entitled to receive a premium. Although not perfectly correlated, such call options may have the impact of capping potential gains from the Fund’s long position in equity securities. Therefore, to reduce the potential impact of this cap on the potential gains (with actual results dependent on various factors including the degree of options and futures activity over time), the Fund will buy futures on a U.S. large cap equity index.
The Fund seeks to pursue its investment objective by investing in securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to prioritize insights that demonstrate downside protection as well as identify aspects of mispricing across stocks which the Fund can seek to capture by over-and under-weighting particular equity securities while seeking to control incremental risk. BFA then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process.